UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

Future FinTech Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

FUTURE FINTECH GROUP INC.

PROXY FOR 2023 ANNUAL MEETING OF SHAREHOLDERS

Meeting Address: Room 2302, South Tower T1, Kaisa Plaza, No. 86 Jianguo Avenue, Chaoyang District, Beijing, China

Meeting Date: December 5, 2023 at 10:00 A.M., local time

THE BOARD RECOMMENDS A VOTE FOR

THE PROPOSAL AND NOMINEES.

I. Election of Board of Directors:

1) Fuyou Li	☐ For	☐ Withhold
2) Shanchun Huang	☐ For	☐ Withhold
3) Ying Li	☐ For	☐ Withhold
4) Johnson Lau	☐ For	☐ Withhold
5) Mingjie Zhao	☐ For	☐ Withhold

II. To ratify the appointment of Fortune CPA, Inc.as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

☐	FOR	☐	AGAINST	☐	ABSTAIN

III. To adopt and approve the Future FinTech Group Inc. 2023 Omnibus Equity Plan

☐	FOR	☐	AGAINST	☐	ABSTAIN

IV. To transact such other business as may properly come before the meeting or any adjournment thereof.

NOTE:	The proxyholders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of the management of Future FinTech Group Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals described above.

TO VOTE ONLINE: https://www.transhare.com/futurefintechgroup click on Vote Your Proxy and Enter Your Control Number:

Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 3, 2023.

TO VOTE BY EMAIL: Anna Kotlova at akotlova@bizsolaconsulting.com

TO VOTE BY FAX: Please fax this proxy card to 1.727. 269.5616

TO VOTE BY MAIL: Please sign, date and mail to

Anna Kotlova

Transhare Corporation

Bayside Center 1

17755 US Highway 19 N

Suite 140

Clearwater FL 33764

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

Signature of Shareholder

Signature of Joint Shareholder

Dated: